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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2008

LIBERTY MEDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of incorporation or organization)	000-51990 (Commission File Number)	84-1288730 (I.R.S. Employer Identification No.)
12300 Liberty Blvd. Englewood, Colorado 80112 (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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/    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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/    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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/    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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/    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

        On March 3, 2008, Liberty Media Corporation ("Liberty") completed a reclassification of its Liberty Capital common stock whereby each share of Series A Liberty Capital common stock was reclassified as one share of the reclassified Series A Liberty Capital common stock and four shares of the new Series A Liberty Entertainment common stock, and each share of Series B Liberty Capital common stock was reclassified as one share of the reclassified Series B Liberty Capital common stock and four shares of the new Series B Liberty Entertainment common stock. The Liberty Entertainment common stock is intended to track and reflect the separate economic performance of the new Entertainment Group, which includes, among other things, Liberty's approximate 41% ownership interest in The DIRECTV Group, Inc. and its 100% ownership interests in Starz Entertainment Group, LLC, FUN Technologies, Inc. and certain regional sports television networks. The reclassified Liberty Capital common stock is intended to track and reflect the economic performance of the Capital Group, which includes, among other things, Liberty's wholly-owned subsidiaries Starz Media, LLC, Atlanta National League Baseball Club, Inc. and TruePosition, Inc.

        Attached hereto as Exhibit 99.1 is Unaudited Historical Attributed Financial Information for Tracking Stock Groups for the years ended December 31, 2007, 2006 and 2005, which includes consolidating schedules with financial information for each of Liberty's tracking stock groups. This information should be read in conjunction with Liberty's consolidated financial statements which are attached hereto as Exhibit 99.3. Attached hereto as Exhibit 99.2 is Management's Discussion and Analysis of Financial Condition and Results of Operations, which includes a discussion of Liberty's consolidated results of operations and financial condition as well as discussions for each of Liberty's tracking stock groups.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

Exhibit No.	Name
Exhibit 99.1	Unaudited Historical Attributed Financial Information for Tracking Stock Groups for the years ended December 31, 2007, 2006 and 2005.
Exhibit 99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations.
Exhibit 99.3	Liberty Media Corporation and Subsidiaries Consolidated Financial Statements for the years ended December 31, 2007, 2006 and 2005.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2008

LIBERTY MEDIA CORPORATION
By:	/s/ MARK E. BURTON Name: Mark E. Burton Title: Vice President

EXHIBIT INDEX

Exhibit No.	Name
99.1	Unaudited Historical Attributed Financial Information for Tracking Stock Groups for the years ended December 31, 2007, 2006 and 2005.
99.2	Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Liberty Media Corporation and Subsidiaries Consolidated Financial Statements for the years ended December 31, 2007, 2006 and 2005.

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  Item 8.01 Other Events
  Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX